Exhibit 10.25

SECOND AMENDMENT AFTER RESTATED AMENDMENT

To

EXCLUSIVE LICENSE AGREEMENT WITH SUBLICENSING TERMS

(A2124/UF#1841)

This Second Amendment After Restated Amendment to the Exclusive License Agreement With Sublicensing Terms (the “Second Amendment”) is made as of this 10th day of January 2014 by and among Applied Genetic Technologies Corporation, a Delaware corporation (“AGTC”) and the University of Florida Research Foundation, Inc., a non-stock, non-profit Florida corporation (“UFRF”). This Second Amendment amends the Exclusive License Agreement With Sublicensing Terms between AGTC and UFRF (also known as University Agreement No. 2001-09-13B and Agreement A2124/UF#1841), dated September 25, 2001, as amended by (i) the Restated Amendment to License Agreement (B) dated as of January 31, 2005 and (ii) First Amendment After Restated License Agreement (B)(A2124) dated as of November 28. 2007 (as amended, the “License Agreement”).

WHEREAS, AGTC and UFRF (collectively, the “Parties”) have agreed to amend certain terms of the License Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the License Agreement as follows:

1.	Section 3.3.2 of the License Agreement is hereby deleted in its entirety and the following provision is substituted in lieu thereof:

“3.3.2 In addition to all other payments required under this Agreement, Licensee agrees to pay UFRF Milestone payments within thirty (30) days of the following events:

Payment	Event
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

2.	Section 3.4.2 of the License Agreement is hereby deleted in its entirety and the following provision is substituted in lieu thereof:

“3.4.2(a) Licensee agrees to the following development milestones for the treatment of Alpha-1 Anti-Trypsin deficiency:

[**]	[**]
[**]	[**]
[**]	[**]

(b) Licensee agrees to [**].”

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.

3.	Section 3.4.3 is hereby added to the License Agreement:

“3.4.3 Licensee shall cooperate with Licensor in seeking patent term extension wherever applicable to any Licensed Product covered by a Licensed Patent. The Licensee agrees that at least one Licensed Patents, that covers an approved Licensed Product, shall be extended in all countries in the Licensed Territory to the extent permitted by rule, regulation or law, e.g., under 35 U.S.C. § 156 in the United States and under any applicable rules, regulations or laws in countries within the Licensed Territory, to the fullest extent possible.”

4.	Section 3.4.4 is hereby added to the License Agreement:

“3.4.4 Licensee agrees that (a) all extension filings shall be made by UFRF and counsel chosen by UFRF and (b) Licensee shall pay for any reasonable fees and costs associated with any such extension filings”

5.	Section 7.1 of the License Agreement is hereby deleted in its entirety and the following provision is substituted in lieu thereof:

“7.1 The term of this license shall begin on the Effective Date of this Agreement and continue in each country in the Licensed Territory until the earlier of (a) the expiration date of the last to expire Licensed Patent in each such respective country or (b) this Agreement is terminated pursuant to this Section 7. In the event that a Licensed Patent or any claim of a Licensed Patent is extended for any reason, including via patent extension and/or regulatory extension, in any country in the Licensed Territory, the term of this license shall continue in each such country until the earlier of (a) the date on which the last of any such extension(s) expires in such respective country or (b) this Agreement is terminated pursuant to this Section 7.”

6.	AGTC shall pay to UFRF within thirty (30) days of the signing and delivery of this Second Amendment an amendment fee of [**].

Except as hereby amended, all terms and conditions of the License Agreement remain unchanged and the License Agreement, as amended hereby, is in full force and effect.

In Witness Whereof, the Parties have caused these presents to be executed in one or more counterparts as of the day and year above written.

APPLIED GENETIC		UNIVERSITY OF FLORIDA
TECHNOLOGIES CORPORATION		RESEARCH FOUNDATION

By:	/s/ Susan B. Washer	By:	/s/ David L. Day
	Susan B. Washer		David L. Day
	President and CEO		Director
	Date: 1/10/14		Office of Technology Licensing
Date: 1-10-2014

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.